EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors and/or officers of Exogen, Inc. (the "Company"), hereby severally constitute and appoint Patrick A. McBrayer, Chief Executive Officer and President, and Richard H. Reisner, Vice President, Vice Chief Financial Officer and Secretary, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

         WITNESS our hands on this 30th day of September, 1998.


                                /s/ John P. Ryaby
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                                  John P. Ryaby
                       Chairman of the Board of Directors
                         and Vice President of Research
                     and Development and Regulatory Affairs

                             /s/ Patrick A. McBrayer
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                               Patrick A. McBrayer
                       Chief Executive Officer, President,
                   and Director (Principal Executive Officer)

                             /s/ Richard H. Reisner
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                               Richard H. Reisner
                    Vice President, Chief Financial Officer,
                   and Secretary (Principal Financial Officer
                        and Principal Accounting Officer)

                                 /s/ Buzz Benson
--------------------------------------------------------------------------------
                                   Buzz Benson
                                    Director

                              /s/ Donald J. Lothrop
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                                Donald J. Lothrop
                                    Director

                               /s/Peter C. Madeja
--------------------------------------------------------------------------------
                                 Peter C. Madeja
                                    Director

                            /s/David J. Ottensmeyer
--------------------------------------------------------------------------------
                           David J. Ottensmeyer, M.D.
                                    Director

                               /s/ Terence D. Wall
--------------------------------------------------------------------------------
                                 Terence D. Wall
                                    Director

                                 EXHIBIT INDEX

Exhibit
  No.                               Description
  ---                               -----------

 4.1 Specimen certificate for shares of the Registrant's Common Stock, incorporated herein by reference to Exhibit 4.1 to Registration Statement No. 33-92740.

 4.2 Provisions of the Certificate of Incorporation and Bylaws of the Registrant defining rights of holders of Common Stock of the Registrant, incorporated herein by reference to Exhibits 3.2 and 3.3 to Registration Statement No. 33-92740.

 5.      Opinion and Consent of Brobeck, Phleger & Harrison LLP.

23.1     Consent of Arthur Andersen LLP, independent public accountants.

23.2 Consent of Brobeck, Phleger & Harrison LLP (included in the opinion filed as Exhibit 5).

24.      Powers of Attorney.